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================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                   Central European Distribution Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                                                 54-1865271
------------------------                                     -------------------
(State of incorporation                                      (I.R.S. Employer
        or organization)                                     Identification No.)

211 North Union Street, #100, Alexandria, VA                        22314
--------------------------------------------                      ----------
  (Address of principal executive offices)                        (Zip Code)

  Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                     Name of each exchange on which
          to be so registered                     each class is to be registered
          -------------------                     ------------------------------

             None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to
General Instruction A.(c), check the following box.      [   ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.    [ X ]

     Securities Act registration statement file number to which this form
relates:     333-42387
             ---------

     Securities to be registered pursuant to Section 12(g) of the Act

          Common Stock, par value $.01 per share
          --------------------------------------
          Title of class



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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
          -------------------------------------------------------

     A description of the registrant's Common Stock is set forth under the caption "Description of Capital Stock" in Amendment No. 2 on Form S-1 (File No. 333-42387), filed with the Securities and Exchange Commission on May 19, 1998, and such information is hereby incorporated by reference herein. The registration statement was originally filed on December 16, 1997 (the "Registration Statement").



ITEM 2.    EXHIBITS.
           ---------

     The following documents are being filed as exhibits to this registration statement.

            Exhibit Number                               Description
            --------------                               -----------
                   1                     Certificate of incorporation of the
                                         registrant (incorporated by reference to
                                         exhibit 3.1 of the Registration Statement)

                   2 Bylaws of the registrant (incorporated by reference to exhibit 3.2 of the Registration Statement)

                   3                     Form of common stock certificate
                                         (incorporated by reference to exhibit 4.1 of the Registration Statement)

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                                  SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              Central European Distribution Corporation



Date: May 21, 1998            By:    /s/ Jeffrey Peterson
                                  ----------------------------------------
                                  Jeffrey Peterson
                                  Vice Chairman, Executive Vice President
                                  and Secretary

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description                                             Page
-----------    -----------                                             ----

1.             Certificate of Incorporation                            (*)

2.             Bylaws                                                  (**)

3.             Form of common stock certificate                        (***)


(*)    Incorporated by reference to exhibit 3.1 of the Registration Statement.

(**)   Incorporated by reference to exhibit 3.2 of the Registration Statement.

(***)  Incorporated by reference to exhibit 4.1 of the Registration Statement.

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